Disposal of VoIP Supply LLC	12 Months Ended
Jun. 30, 2025
Disposal Group [Abstract]
Disposal of VoIP Supply LLC	20. Disposal of VoIP Supply LLC
During fiscal 2025, the Company initiated plans for the disposal of substantially all of the assets and liabilities from VoIP Supply LLC, as part of its strategic realignment. In accordance with the criteria set out in IFRS 5, the Company determined that the assets and liabilities at VoIP Supply LLC met the criteria of a disposal group.

The associated assets and liabilities within the disposal group are measured at the lower of their carrying amounts and fair value less costs to sell. VoIP Supply LLC does not represent a separate operating segment under IFRS 8, as the Company considers the entire business of the Company from a single operating segment perspective and assesses the performance of the segment based on measures of profit and loss as well as assets and liabilities. As a result, the operating results of VoIP Supply LLC were not determined to meet the criteria of a discontinued operation under IFRS 5.
On June 30, 2025, the Company completed the sale of the VoIP Supply LLC to PVG Technology Holdings, LLC for a total aggregate purchase price of $4,500 (the “Transaction”) which was recorded as a receivable at June 30, 2025 and collected subsequent to year-end (note 21) .
Below is the breakdown of the fair value recognized on sale:

As At
June 30,
2025
$
Consideration	4,500
Assets sold / Liabilities extinguished:
Trade and other receivables	2,143
Inventories	2,890
Other current assets	138
Property and equipment	66
Right-of-use assets	46
Intangible assets	236
Goodwill	662
Accounts payable and accrued liabilities	(2,038)
Sales tax payable	(23)
Lease obligations on right-of-use assets	(49)
Other non-current liabilities	(193)
Net assets (net of cash)	3,878
Closing expenses incurred	721
Loss on sale, divestiture of subsidiary	(99)